Note Receivable	9 Months Ended
Sep. 30, 2014
Receivables [Abstract]
Note Receivable
3.	Note Receivable

On June 17, 2014, the Company loaned the sum of $150,000 to Eastside Distilling LLC, an Oregon corporation. The loan accrues interest daily at the rate of 5% per annum (computed on the basis of the actual number of days elapsed and a year of 360 days and compounded monthly) and is secured with any and all assets of the Eastside Distilling LLC from June 13, 2014. The loan matures on June 13, 2015, but it may be prepaid in whole or in part at any time prior to the maturity date. As of September 30, 2014, the entire principal amount of the loan and $2,241 in accrued interest remain outstanding.